UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2022

ADAPTIVE BIOTECHNOLOGIES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-38957	27-0907024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1165 Eastlake Avenue East Seattle, Washington		98109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 659-0067

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On March 9, 2022, the Board of Directors of Adaptive Biotechnologies Corporation (the “Company”) appointed Tycho Peterson as Chief Financial Officer of the Company, effective upon his start date, no later than June 4, 2022 (the “Effective Date”). Mr. Peterson will serve as the Company’s principal financial officer beginning on the Effective Date.

Mr. Peterson, 49, will join the Company from J.P. Morgan Chase & Co, where he has served in various roles of increasing responsibility from May 1999, most recently serving as Managing Director, Global Equities. Mr. Peterson holds an MBA and a master’s degree in biology from Oxford University, and a BA in biology from Cornell University.

In connection with his appointment as Chief Financial Officer, Mr. Peterson has entered into an executive employment agreement with the Company that provides for an annual salary of $425,000 per year, an annual incentive opportunity of 50% of his salary, prorated for his 2022 service, as well as a one-time reimbursement of personal attorney’s fees up to $2,000. Mr. Peterson will also receive a restricted stock unit award on his Effective Date of 374,688 restricted stock units, vesting 25% on each of the first four anniversaries of his Effective Date. In addition, Mr. Peterson will receive a non-qualified stock option award of 597,157 stock options, with the stock option award vesting 25% on the first anniversary of his Effective Date and 1/48th of the stock option award for the next 36 months thereafter. Mr. Peterson will receive the severance benefits provided to Executive Vice Presidents under the Company’s form of Executive Severance Agreement as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 23, 2021, and he may also participate in other standard Company benefit programs. There are no family relationships between Mr. Peterson and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, there have been no transactions involving Mr. Peterson that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Adaptive Biotechnologies Corporation

Date: March 11, 2022	By:	/s/ Chad Robins
Chad Robins
Chief Executive Officer